UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2023

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Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of Principal Executive Offices) (Zip Code)

(651) 389-4800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On January 30, 2023, the Board of Directors of Predictive Oncology Inc. (the “Company”) appointed Pamela Bush, Ph.D., MBA, age 49, as Chief Business Officer.

        Dr. Bush brings more than twenty years of experience in venture creation, finance and business development in the life sciences industry. Dr. Bush has served as the Company’s Senior Vice President of Strategic Sales and Business Development since December 2021. Before joining the Company, Dr. Bush worked at Eli Lilly & Company from September 2009 until June 2016, and again from January 2019 until November 2021. While at Eli Lilly & Company, Dr. Bush served in various roles including Corporate Business Development, Finance and Patient Services. She served as the Director of Immunology at Lilly Patient Services, Eli Lilly & Company, primarily focusing on managing vendor performance and relationships, as well as negotiating contracts and finding workflow efficiencies. Before that, Dr. Bush served as Director of Corporate Business Development at Eli Lilly & Company. Between June 2016 and January 2019, Dr. Bush founded BluGene Consulting, a consultancy supporting emerging life science companies that focused on new client acquisition and private investor fundraising, where she served as managing partner. Pamela Bush earned her Ph.D. in Molecular Biology from Carnegie Mellon University (CMU) and MBA from CMU’s Tepper School of Business.

        A press release announcing the foregoing matters is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: February 3, 2023	By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer